SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

     Proxy statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the registrant [ X ] Filed by a party other than the registrant [ ] Check the appropriate box:
[ ] Preliminary proxy statement. [X] Definitive proxy statement. [ ] Definitive additional materials.
[ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12. [ ] Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2)).

                          UCI MEDICAL AFFILIATES, INC.
                (Name of Registrant as Specified in Its Charter)

Payment of filing fee (check the appropriate box):
         [X ]     No fee required.

                          UCI MEDICAL AFFILIATES, INC.


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                     TO BE HELD ON TUESDAY, AUGUST 31, 2004


         The 2004 annual meeting of stockholders of UCI Medical Affiliates, Inc. will be held at the Adam's Mark Hotel, 1200 Hampton Street, Columbia, South Carolina, on Tuesday, August 31, 2004, beginning at 10:00 a.m. eastern time, for the following purposes:

(1)               To elect three members to our Board of Directors;

(2) To ratify the appointment of Scott McElveen, L.L.P., Certified Public Accountants, as our independent auditors for the fiscal year ending September 30, 2004; and

     (3) To transact any other business that properly comes before the annual meeting or any adjournment of the meeting.

         Only holders of record of our common stock at the close of business on July 22, 2004 are entitled to notice of, and to vote at, the annual meeting or any adjournment of the meeting.

         You are cordially invited and urged to attend the annual meeting in person, but if you are unable to do so, please date, sign, and promptly return your proxy in the enclosed, self-addressed, postage-paid envelope. If you attend the annual meeting and desire to revoke your proxy and vote in person, you may do so. In any event, a proxy may be revoked at any time before it is exercised.

         Each stockholder who attends the meeting may be asked to present valid picture identification, such as a driver's license or passport. Stockholders attending the meeting and holding stock in brokerage accounts ("street name" holders) will need to bring a copy of a brokerage statement reflecting stock ownership as of the record date.


                                         By Order of the Board of Directors,

                                         D. Michael Stout, M.D.
                                         President and Chief
                                         Executive Officer

Columbia, South Carolina
August 2, 2004


PROXY STATEMENT.....................................................................................................1
ABOUT THE MEETING...................................................................................................1
         What is the purpose of the annual meeting?.................................................................1
         Who is entitled to vote at the meeting?....................................................................1
         What are the voting rights of the holders of our common stock?.............................................1
         Who can attend the meeting?................................................................................1
         What constitutes a quorum?.................................................................................1
         How do I vote?.............................................................................................2
         Can I change my vote after I return my proxy card?.........................................................2
         What vote is required to approve each item?................................................................2
         Who bears the cost of this proxy statement and who may solicit proxies?....................................3
ELECTION OF DIRECTORS...............................................................................................3
RATIFICATION OF APPOINTMENT OF AUDITORS.............................................................................4
OTHER BUSINESS......................................................................................................4
STOCK OWNERSHIP.....................................................................................................4
         Who are the largest owners of our stock, and how much stock do our directors and executive officers own?.....................................................................................4
         Section 16(a) Beneficial Ownership Reporting Compliance....................................................5
GOVERNANCE OF THE COMPANY...........................................................................................6
         Who are the current members of the Board?..................................................................6
         Important Information Regarding Directors..................................................................6
         What is the role of the Board's committees?................................................................8
         How does the Board select nominees for the Board?..........................................................8
         How often did the Board meet during fiscal year 2003?......................................................9
         How are directors compensated?.............................................................................9
         Does the company have a code of ethics?...................................................................10
         How do stockholders communicate with the Board?...........................................................10
         What related party transactions exist?....................................................................10
AUDIT COMMITTEE REPORT.............................................................................................13
FEES TO INDEPENDENT AUDITORS.......................................................................................14
EXECUTIVE COMPENSATION.............................................................................................15
         Compensation Committee Report On Executive Compensation...................................................15
         What is the role of the Compensation Committee?...........................................................15
         What are the objectives of our executive compensation policies?...........................................16
         How were base salaries for fiscal year 2003 determined for executive officers?............................16
         How are cash bonuses and other compensation for executive officers determined?............................16
         How is compensation for our Chief Executive Officer determined?...........................................16
         Compensation Committee Interlocks and Insider Participation...............................................17
         Employment Contracts......................................................................................17
         Executive Compensation Summary Table......................................................................17
         Option Grants.............................................................................................18
         Equity Compensation Plan Information......................................................................18
COMPARISON OF CUMULATIVE TOTAL RETURNS.............................................................................19
ADVANCE NOTICE PROCEDURES..........................................................................................19
ANNUAL REPORT ON FORM 10-K.........................................................................................20
MISCELLANEOUS......................................................................................................21

21



                          UCI MEDICAL AFFILIATES, INC.
                               4416 Forrest Drive
                         Columbia, South Carolina 29206

                                 PROXY STATEMENT

         This proxy statement contains information related to the 2004 annual meeting of our stockholders to be held at the Adam's Mark Hotel, 1200 Hampton Street, Columbia, South Carolina, on Tuesday, August 31, 2004 at 10:00 a.m. eastern time, and at any adjournment of the meeting. We are mailing this proxy statement to stockholders on or about August 2, 2004.

                                ABOUT THE MEETING

What is the purpose of the annual meeting?

         At our annual meeting, stockholders will act upon the matters outlined in the notice of meeting on the cover page of this proxy statement, including the election of directors, and the ratification of our independent auditors. In addition, management will report on our performance and respond to questions from stockholders.

Who is entitled to vote at the meeting?

         Only stockholders of record at the close of business on July 22, 2004, the record date for the meeting, are entitled to receive notice of and to participate in the annual meeting, or any adjournment of the meeting.

What are the voting rights of the holders of our common stock?

         Cumulative voting for the election of directors is not available under our Certificate of Incorporation. Consequently, each outstanding share of our common stock is entitled to one vote on each matter to be voted upon at the annual meeting.

Who can attend the meeting?

         Subject to space availability, all stockholders as of the record date, or their duly appointed proxies, may attend the meeting, and one guest may accompany each stockholder. Because seating is limited, admission to the meeting will be on a first-come, first-served basis. Registration and seating will begin at 9:30 a.m. eastern time. If you attend, please note that you may be asked to present valid picture identification, such as a driver's license or passport. If you hold your shares in "street name" (that is, through a broker or other nominee), you will need to bring a copy of a brokerage statement reflecting your stock ownership as of the record date and check in at the registration desk at the meeting. We will not permit cameras, recording devices, or other electronic devices at the meeting.

What constitutes a quorum?

         The presence, in person or by proxy, of the holders of a majority of the outstanding shares of our common stock on the record date constitutes a quorum, permitting the meeting, or any adjournment of the meeting, to take place. As of the record date, approximately 305 stockholders held of record 9,740,472 issued and outstanding shares of our common stock. Consequently, the presence of the holders of common stock representing at least 4,870,237 votes will be required to establish a quorum.

         We will consider directions to withhold authority to vote for directors, abstentions, and broker non-votes to be present in person or by proxy and entitled to vote. Therefore, we will count these shares for purposes of determining whether a quorum is present at the annual meeting. (A broker non-vote occurs when a broker or other nominee holding shares for a beneficial owner votes on one proposal, but does not vote on another proposal because the broker or nominee does not have the discretionary voting power and has not received voting instructions from the beneficial owner.)

         If a quorum is not present or represented at the annual meeting, the stockholders entitled to vote, present in person or represented by proxy, have the power to adjourn the meeting from time to time, without notice other than an announcement at the meeting, until a quorum is present or represented. Our directors, officers, and regular employees may solicit proxies for the reconvened meeting in person or by mail, telephone, or telegraph. At any reconvened meeting at which a quorum is present or represented, any business may be transacted that might have been transacted at the meeting as originally scheduled.

How do I vote?

         If you complete and properly sign the accompanying proxy card and return it to us, the individuals designated by the Board of Directors on the proxy card as proxy holders will vote it as you direct. If you are a holder of record as of the record date and attend the meeting, you may deliver your completed proxy card in person. "Street name" stockholders who wish to vote at the meeting will need to obtain a proxy form from the institution that holds their shares.

         Unless you give other instructions on your proxy card, the designated proxy holders will vote in accordance with the Board's recommendations set forth below. With respect to any other matter that properly comes before the meeting, the proxy holders will vote as recommended by the Board or, if no recommendation is given, in their own discretion.

Can I change my vote after I return my proxy card?

         Yes. Even after you have submitted your proxy, you may revoke or change your vote at any time before the proxy is exercised at the annual meeting by (i) delivering to our Corporate Secretary a written notice, bearing a date later than the proxy, stating that the proxy is revoked, (ii) signing and so delivering a proxy relating to the same shares and bearing a later date prior to the vote at the annual meeting, or (iii) attending the annual meeting and voting in person. Please note that your attendance at the meeting will not automatically revoke your proxy. You must specifically revoke your proxy. Whether or not you plan to attend the annual meeting, you are urged to sign and return the enclosed proxy.

What vote is required to approve each item?

         Election of Directors. The three nominees receiving the greatest number of votes cast (although not necessarily a majority of the votes cast) at the annual meeting will be elected to the Board of Directors. Accordingly, directions to withhold authority, abstentions, and broker non-votes will have no effect on the outcome of the vote. You cannot vote, in person or by proxy, for a greater number of persons than three, the number of nominees named in the proxy.

         Other Items. For each other item, the affirmative vote of the holders of a majority of the shares represented in person or by proxy and entitled to vote on the item will be required for approval.

         Street Name. If you hold your shares in "street name" through a broker or other nominee, your broker or nominee may not be permitted to exercise voting discretion with respect to some of the matters to be acted upon. Thus, if you do not give your broker or nominee specific instructions, your shares may not be voted on those matters and will not be counted in determining the number of shares necessary for approval.

Who bears the cost of this proxy statement and who may solicit proxies?

         We will bear the cost of preparing, assembling, and mailing this proxy statement and the form of proxy. Our directors, officers, and employees may also solicit proxies personally or by mail, telephone, or telegram. No compensation will be paid for these solicitations. In addition, we may request banking institutions, brokerage firms, custodians, nominees, and fiduciaries to forward our proxy solicitation materials to the beneficial owners of our common stock held of record by these entities, and we will reimburse their reasonable forwarding expenses.

                                  PROPOSAL ONE
                              ELECTION OF DIRECTORS

         Our Certificate of Incorporation provides for a classified Board of Directors so that, as nearly as possible, one-third of the members of the Board is elected at each annual meeting to serve until the third annual stockholders' meeting after their election. At the commencement of the annual meeting, the Board will consist of seven directorships divided into two classes of two and one class of three. The Board proposes two individuals, Timothy L. Vaughn, CPA and Jean E. Duke, CPA, as nominees to serve from the date of their election at the annual meeting until the 2007 annual meeting of stockholders, or until their successors shall have been earlier elected and qualified, and one individual, Joseph A. Boyle, CPA, as a nominee to serve from the date of his election at the annual meeting until the 2005 annual meeting of stockholders, or until his successor shall have been earlier elected and qualified. The Board appointed this latter nominee in connection with the expansion of the Board from six to seven members, effective as of the date of the annual meeting.

         Mr. Vaughn is currently a member of the Board, and all the nominees were each recommended by our Nominating Committee. Each of these nominees has consented to serve if elected. If any of them becomes unavailable to serve as a director, the persons named as proxy holders on the attached proxy card may designate a substitute nominee in accordance with their best judgment. In that case, the proxy holders will vote for the substitute nominee. For additional information on each of these nominees, see the information set forth later in this proxy statement under the heading "Management - Directors."

         Terms Expiring in 2007:  Timothy L. Vaughn, CPA and Jean E. Duke, CPA.

         Term Expiring in 2005:  Joseph A. Boyle, CPA.

         The Board recommends that stockholders vote "FOR" each of the persons listed above.

                                  PROPOSAL TWO
                     RATIFICATION OF APPOINTMENT OF AUDITORS

         The Board of Directors, upon recommendation of the Audit Committee, has appointed Scott McElveen, L.L.P., as independent auditors for the fiscal year ending September 30, 2004, subject to stockholder ratification. If the stockholders do not ratify this appointment, the Board of Directors upon recommendation of the Audit Committee will consider other certified public accountants. We describe services of Scott McElveen, L.L.P., to us and our subsidiaries below under the heading "Fees to Independent Auditors." We provide additional information relating to our Audit Committee below under the heading "Audit Committee Report."

         We expect a representative of Scott McElveen, L.L.P., to be in attendance at the annual meeting. The representative will have the opportunity to make a statement and will be available to respond to appropriate questions.

         The Board recommends that stockholders vote "for" the ratification of Scott McElveen, L.L.P., as our independent auditors for fiscal year ending September 30, 2004.

                                 OTHER BUSINESS

         As of the date of this proxy statement, our Board knows of no other matter to come before the annual meeting. However, if any matter requiring a vote of the stockholders should arise, the Board designees intend to vote the proxy in accordance with the Board's recommendation, or in the absence of a Board recommendation, in accordance with their best judgment.

                                 STOCK OWNERSHIP

     Who are the largest owners of our stock, and how much stock do our directors and executive officers own?

         The following table sets forth certain information known to us regarding the beneficial ownership of our common stock as of July 22, 2004. Information is presented for (i) stockholders owning more than five percent of the outstanding common stock as indicated in their respective Schedule 13D filings as filed with the Securities and Exchange Commission as of July 22, 2004, (ii) each of our directors, each nominee for director, and each of our executive officers individually, and (iii) all of our directors and executive officers, as a group. The percentages are calculated based on 9,740,472 shares of common stock outstanding on July 22, 2004.


                                                                                Shares

                                  Name                                        Beneficially          Percentage
                                                                               Owned (1)
------------------------------------------------------------------------- ----------------          -------------
Blue Cross and Blue Shield of South Carolina (2)...............................6,726,019                  69.06
M.F. McFarland, III, M.D. (3)....................................................521,962                   5.36
Harold H. Adams, Jr................................................................2,500                     *
Ashby M. Jordan, M. D................................................................. 0                      0
John M. Little, Jr., M.D...............................................................0                      0
Louis M. McElveen, CPA.................................................................0                      0
Charles M. Potok.......................................................................0                      0
Timothy L. Vaughn, CPA.................................................................0                      0
Joseph A. Boyle, CPA...................................................................0                      0
Jean E. Duke, CPA......................................................................0                      0
D. Michael Stout, M.D. (4).......................................................414,185                    4.25
Jerry F. Wells, Jr. (5)..........................................................134,825                    1.38
All current directors and executive officers
    As a group (8 persons).......................................................551,510                    5.66

* Amount represents less than 1.0 percent.

(1) Beneficial ownership reflected in the table is determined in accordance with the rules and regulations of the SEC and generally includes voting or investment power with respect to securities. Shares of common stock issuable upon the exercise of options currently exercisable or convertible, or exercisable or convertible within 60 days, are deemed outstanding for computing the percentage ownership of the person holding such options, but are not deemed outstanding for computing the percentage ownership of any other person. Except as otherwise specified, each of the stockholders named in the table has indicated to us that such stockholder has sole voting and investment power with respect to all shares of common stock beneficially owned by that stockholder.
(2) The business address of the named beneficial owner is I-20 at Alpine Road, Columbia, SC 29219. The shares reflected in the table are held of record by Companion HealthCare Corporation (6,107,838 shares) and Companion Property and Casualty (618,181 shares), each of which is a wholly owned subsidiary of Blue Cross and Blue Shield of South Carolina.
(3) The business address of the named beneficial owner is 1829 Senate Street, Columbia, SC 29201. (4) Includes 109,825 shares issuable pursuant to currently exercisable stock options. (5) All shares are issuable pursuant to currently exercisable stock options.


Section 16(a) Beneficial Ownership Reporting Compliance

         Based upon a review of filings with the Securities and Exchange Commission and written representations that no other reports were required, we believe that all of our directors and officers complied during our fiscal year-ended September 30, 2003 with the filing requirements under Section 16(a) of the 1934 Act, with the exception of a delayed Form 3 filings by Mr. McElveen and Mr. Vaughn, after being elected as directors during 2003. Neither Mr. McElveen nor Mr. Vaughn beneficially owns any shares of our common stock.

                            GOVERNANCE OF THE COMPANY

Who are the current members of the Board?

         The following table identifies the names, ages, Board term expiration, and committee memberships of our Board members as of the date of this proxy:

           Name                         Age       Term          Audit        Compensation    Nominating
           ----                         ---           --------
                                                  Expiring In   Committee    Committee       Committee
           Timothy L. Vaughn, CPA       39        20041
           Louis M. McElveen, CPA       42        2004              **                            *
           John M. Little, Jr., M.D.    54        2005                             *
           Ashby M. Jordan, M.D.        65        2005                             *
           Harold H. Adams, Jr.         56        2006               *                            **
           Charles M. Potok             55        2006                             **
1  This director is nominated for re-election at the 2004 annual meeting of stockholders for a term expiring at the annual meeting expected to be held in 2007.
*    Member
**  Chairman

     It is anticipated that upon election to the Board of Directors, Mr. Boyle and Ms. Duke will serve as members of the Audit and Nominating Committees.

Important Information Regarding Directors


     Director Nominees for Terms Expiring at the Annual Meeting Expected to be Held in 2007:

         Timothy L. Vaughn, CPA, has served as Chief Financial Officer of Companion HealthCare since January, 2000. He serves as TRICARE Contracts Manager for Blue Cross Blue Shield of South Carolina from 1997 to 2000. This federal program provides health benefits administration for military dependents and retirees across the nation. Mr. Vaughn is a Certified Public Accountant and has been named a Fellow in both the Academy of Healthcare Management and Life Management institute and is currently serving as Corporate Secretary and Treasurer of EAP Alliance, Inc. in Columbia, South Carolina. He is a member of numerous professional and civic organizations. Mr. Vaughn was most recently elected as a director at the annual meeting of stockholders in 2003.

         Jean E. Duke, CPA, 49, has served as Senior Vice President, Customer & Information Services of Colonial Life & Accident Insurance Company since March 2004. Prior to that, Ms. Duke served as President and Chief Financial Officer of Colonial since rejoining the company in August 2002. During the period from 1998 until 2002, Ms. Duke owned a consulting business providing services primarily for insurance and financial organizations. Ms. Duke is a certified public accountant. A graduate of Leadership Columbia, she was named the Financial Executive of the Year by the Columbia chapter of the Institute of Management Accountants, the Distinguished Young Alumni by the Moore School of Business, and was honored with the Tribute to Women and Industry award by the Young Women's Christian Association. Ms. Duke has held leadership and board positions with many professional and business organizations as well as continuing to be active in numerous community organizations.

Directors Whose Terms Expire at the Annual Meeting Expected to be Held in 2006:

         Harold H. Adams, Jr., has served as one of our directors since June 1994 and as Chairman and owner of Adams and Associates, International and Southern Insurance Managers since June 1992. He served as President of Adams Eaddy and Associates, an independent insurance agency, from 1980 to 1992. Mr. Adams has been awarded the Chartered Property Casualty Underwriter designation and is currently a member of the President's Board of Visitors of Charleston Southern University in Charleston, South Carolina. He has received numerous professional awards as the result of over 32 years of involvement in the insurance industry and is a member of many professional and civic organizations. Mr. Adams was most recently reelected as a director at the annual meeting of stockholders in 2003.

         Charles M. Potok, has served as our Chairman of the Board since February 2003, and has served as one of our directors since September 1995. He has served as Executive Vice President and Chief Operating Officer of Companion Property and Casualty Company, a wholly-owned subsidiary of Blue Cross and Blue Shield of South Carolina, since March 1984; and, as President of Companion Property and Casualty Company since April 2002. Mr. Potok is an Associate of the Casualty Actuarial Society and a member of the American Academy of Actuaries. Prior to joining Companion Property and Casualty Company, Mr. Potok served as Chief Property and Casualty Actuary and Director of the Property and Casualty Division of the South Carolina Department of Insurance. Mr. Potok was most recently reelected as a director at the annual meeting of stockholders in 2003.

Directors Whose Terms Expire at the Annual Meeting Expected to be Held in 2005:

         John M. Little, Jr., M.D., MBA, has served as one of our directors since August 1998 and as Chief Medical Officer of Companion HealthCare Corporation, a wholly-owned subsidiary of Blue Cross and Blue Shield of South Carolina, since 1996. Additionally, he has served since 1994 as Medical Director of Managed Care Services of Companion HealthCare Corporation, as Chairman of the Quality Assurance Committee and the Pharmacy and Therapeutics Committee of Companion HealthCare Corporation, and as a Co-Chair of the Managed Care Oversight Committee of Companion HealthCare Corporation. Prior to joining Companion HealthCare Corporation in 1994, Dr. Little served as Assistant Chairman for Academic Affairs, Department of Family Practice, Carolinas Medical Center, Charlotte, North Carolina from 1992 to 1994. Dr. Little was most recently reelected as a director at the annual meeting of stockholders in 2003.

         Ashby M. Jordan, M.D., has served as one of our directors since August 1996 and as Vice President of Medical Affairs of Blue Cross and Blue Shield of South Carolina since December 1986. Prior to joining Blue Cross and Blue Shield of South Carolina, Dr. Jordan was the Vice President of Medical Affairs for CIGNA HealthPlan of South Florida, Inc. Dr. Jordan is Board Certified by the American Board of Pediatrics. Dr. Jordan was most recently reelected as a director at the annual meeting of stockholders in 2003.

     Director Nominee for Term Expiring at the Annual Meeting Expected to be Held in 2005:

         Joseph A. Boyle, CPA, 50, has served as the President and Chief Executive Officer of Affinity Technology Group, Inc. since January 2000 and as its Chairman since March 2001. Mr. Boyle served as Affinity's Senior Vice President and Chief Financial Officer from September 1996 until January 2000 and as Chairman and Chief Executive Officer of Surety Mortgage, Inc., a wholly owned subsidiary of Affinity, from December 1997 until December 2001. Mr. Boyle is a certified public accountant and since April 2003 has been a partner in the accounting firm of Elliott Davis, LLC. From June 1982 until August 1996, Mr. Boyle was employed by Price Waterhouse, LLP and from 1993 until 1996 was a partner in its Kansas City, Missouri office where he specialized in the financial services industry.

What is the role of the Board's committees?

         The Board has standing Audit, Compensation and Nominating Committees.

         Audit Committee. We describe the functions of the Audit Committee under the heading "Report of the Audit Committee." The Audit Committee operates under a written Charter, which appears in this proxy statement as Appendix A. All of the members of the Audit Committee are independent within the meaning of SEC regulations. The Board of Directors has determined that Mr. McElveen is a financial expert, as that term is defined in Item 401(h)(2) of Regulation S-K under the Exchange Act. The Audit Committee met two times during the fiscal year ended September 30, 2003.

         Compensation Committee. We describe the functions of the Compensation Committee under the heading of "Report of Compensation Committee." The Compensation Committee met two times during the fiscal year ended September 30, 2003.

         Nominating Committee. The Nominating Committee makes recommendations to the Board with respect to the size and composition of the Board, reviews the qualifications of potential candidates for election as director, and recommends director nominees to the Board. All of the members of the Nominating Committee are independent within the meaning of SEC regulations. The Nominating Committee operates under a written Charter, which appears in this proxy statement as Appendix B. As the Nominating Committee was not formed until June, 2004, the Nominating Committee did not meet during the fiscal year ended September 30, 2003.

How does the Board select nominees for the Board?

         The Nominating Committee considers candidates for Board membership suggested by its members and other Board members, as well as management and stockholders. A stockholder who wishes to recommend a prospective nominee for the Board should notify our corporate Secretary in writing with whatever supporting material the stockholder considers appropriate, as long as the material includes at a minimum pertinent information concerning the nominee's background and experience. The Nominating Committee will also consider whether to nominate any person nominated by a stockholder pursuant to the provisions of our Certificate relating to stockholder nominations as described below under the heading "Advance Notice Provisions."

         Once the Nominating Committee has identified a prospective nominee, the Nominating Committee makes an initial determination as to whether to conduct a full evaluation of the candidate. The Committee bases this initial determination on whatever information is provided to the Committee with the recommendation of the prospective candidate, as well as the Committee's own knowledge of the prospective candidate, which may be supplemented by inquiries to the person making the recommendation or others. The Committee also bases this initial determination primarily on the need for additional Board members to fill vacancies and the likelihood that the prospective nominee can satisfy the evaluation factors described below.

         If the Committee determines, in consultation with the Chairman of the Board and other Board members as appropriate, that additional consideration is warranted, it may gather additional information about the prospective nominee's background and experience. The Committee then evaluates the prospective nominee against the standards and qualifications set out in its Charter, including without limitation independence, strength of character, business or financial expertise, current or recent experience as an officer or leader of another business, experience as a director of another public company, regulatory compliance knowledge, industry trend knowledge, product/service expertise, practical wisdom, mature judgment, time availability (including the number of other boards he or she sits on in the context of the needs of the board and the company and including time to develop and/or maintain sufficient knowledge of the company and its industry), geography, age, and gender and ethnic diversity on the board.

         In connection with this evaluation, the Committee determines whether to interview the prospective nominee, and if warranted, one or more members of the Committee, and others as appropriate, interview prospective nominees in person or by telephone. After completing this evaluation and interview, if warranted, the Committee makes a recommendation to the Board as to the persons who should be nominated by the Board. The Board determines the nominees after considering the recommendation and report of the Committee.

How often did the Board meet during fiscal year 2003?

         Our Board held a total of six meetings during our fiscal year ended September 30, 2003. No directors attended fewer than seventy-five percent of the aggregate of: (1) the total of these Board meetings; and (2) the total number of meetings of the committees upon which the director served. All our current directors, other than Timothy L. Vaughn, CPA, attended our 2003 annual stockholder meeting. We expect our directors to dedicate sufficient time, energy, and attention to ensure the diligent performance of his duties, including attending our stockholder meetings and the meetings of the Board and its Committees on which he serves.

How are directors compensated?

         Currently, members of our Board receive the following retainer fees:
$6,000 per fiscal year for the Chairman, $5,000 per year for Committee Chairs, and $4,000 per year for all other members of the Board. We also reimburse directors for out-of-pocket expenses reasonably incurred by them in the discharge of their duties as directors of our company.

         During the fiscal year ended September 30, 1996, we adopted a Non-Employee Director Stock Option Plan (the "1996 Non-Employee Plan"). The 1996 Non-Employee Plan provided for the granting of options to two non-employee directors for the purchase of 10,000 shares of our common stock at the fair market value as of the date of grant. Under this plan, we issued 5,000 options to Harold H. Adams, Jr., CPCU and 5,000 options to Russell J. Froneberger. These options are exercisable during the period commencing on March 20, 1999 and ending on March 20, 2006. At September 30, 2003, stock options for 5,000 shares were outstanding under the 1996 Non-Employee Plan, all of which were exercisable.

         During the fiscal year ended September 30, 1997, we adopted a Non-Employee Director Stock Option Plan (the "1997 Non-Employee Plan"). The 1997 Non-Employee Plan provided for the granting of options to three non-employee directors for the purchase of 20,000 shares of our common stock at the fair market value as of the date of grant. Under this plan, we issued 5,000 options each to Thomas G. Faulds, Ashby M. Jordan, M.D., and Charles M. Potok. These options are exercisable during the period commencing on March 28, 2000 and ending on March 28, 2007. At September 30, 2003, stock options for 10,000 shares were outstanding under the 1997 Non-Employee Plan, all of which were exercisable.

Does the company have a code of ethics?

         We adopted a Code of Ethics that applies to our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. We have filed a copy of this code as an Exhibit to our annual report on Form 10-K.

How do stockholders communicate with the Board?

         Stockholders and other parties interested in communicating directly with the Board may do so by addressing correspondence to our Chairman of the Board at the address indicated on page one of this proxy statement. Stockholders and other parties interested in communicating directly with individual Board members may do so by addressing correspondence to the individual Board member at the address indicated on page one of this proxy statement. The corporate Secretary or his designee will review all such correspondence and regularly forward to the Board a summary of the correspondence and copies of the correspondence that, in the opinion of the corporate Secretary, deals with the functions of the Board or its committees or that he otherwise determines requires their attention. Directors may at any time review a log of all correspondence received by the company that is addressed to members of the Board and request copies of such correspondence. Concerns relating to accounting, internal controls, or auditing matters may be addressed to the attention of our Audit Committee.

What related party transactions exist?

         Administrative Services Agreements

         As used in this proxy statement, the term UCI-SC refers to UCI Medical Affiliates of South Carolina, Inc., one of our wholly-owned subsidiaries; the term DC-SC refers to Doctor's Care P.A., a professional corporation affiliated with us and UCI-SC; the term UCI-GA refers to UCI Medical Affiliates of Georgia, Inc., one of our wholly-owned subsidiaries; and the term the P.A.s refers to DC-SC and Doctor's Care of Tennessee, P.C., a professional corporation affiliated with us

         UCI-SC has entered into an Administrative Services Agreement with DC-SC. UCI-GA has entered into Administrative Services Agreements with Doctors Care of Tennessee, P.C. Under these Administrative Services Agreements, UCI-SC and UCI-GA perform all non-medical management of the P.A.'s and have exclusive authority over all aspects of the business of the P.A.'s (other than those directly related to the provision of patient medical services or as otherwise prohibited by state law). The non-medical management provided by UCI-SC and UCI-GA includes, among other functions, treasury and capital planning, financial reporting and accounting, pricing decisions, patient acceptance policies, setting office hours, contracting with third party payors, and all administrative services. UCI-SC and UCI-GA provide all of the resources (systems, procedures and staffing) to bill third party payors or patients, and provide all of the resources (systems, procedures and staffing) for cash collection and management of accounts receivables, including custody of the lockbox where cash receipts are deposited. From the cash receipts, UCI-SC and UCI-GA pay all physician salaries, operating costs of the centers and of UCI-SC and UCI-GA. UCI-SC and UCI-GA set compensation guidelines for the licensed medical professionals at the P.A.'s establish guidelines for establishing, selecting, hiring, and firing the licensed medical professionals. UCI-SC and UCI-GA also negotiate and execute substantially all of the provider contracts with third party payors, with the P.A.'s executing certain of the contracts at the request of a minority of payors. Neither UCI-SC nor UCI-GA loans or otherwise advances funds to any P.A. for any purposes.

         During our fiscal years ended September 30, 2003 and 2002, the P.A.'s received an aggregate of approximately $43,518,000 and $38,527,000, respectively, in fees prior to deduction by the P.A.'s of their payroll and other related deductible costs covered under the Administrative Services Agreements and its predecessor agreement. For accounting purposes, we combine the operations of the P.A.'s with our operations, as reflected in our consolidated financial statements.

         D. Michael Stout, M.D. is the sole shareholder and sole director of the P.A.'s, and since November 1, 2002, has served as the President and Chief Executive Officer of UCI, UCI-SC, UCI-GA, and the P.A.'s. Prior to November 1, 2002, Dr. Stout was the Executive Vice President of Medical Affairs for UCI, UCI-SC, and UCI-GA, and was the President of the P.A.'s.

         Medical Center Leases

         A partnership in which M. F. McFarland III, MD., our former Chief Executive Officer and Chairman of the Board, is a general partner leases to UCI-SC the Doctors Care Northeast facility. We renewed the lease in October 1997 for a fifteen-year term. We believe the terms of this lease to be no more or less favorable to UCI-SC than those that would have been obtainable through arm's-length negotiations with unrelated third parties for similar arrangements. Total lease payments made by UCI-SC under this lease during the fiscal years ended September 30, 2003 and 2002 were $96,000 each year, plus utilities and real estate taxes.

         Other Transactions with Related Parties

         On May 13, 2003, Companion Healthcare Corporation ("CHC"), a wholly owned subsidiary of Blue Cross and Blue Shield of South Carolina ("BCBS"), purchased 2,020,387 shares of our common stock from MainStreet Healthcare Corporation and other shareholders for 40 cents ($0.40) per share for a total purchase price of $808,155. On April 30, 2004, CHC purchased an additional 2,081,009 shares of our common stock from MainStreet Healthcare Corporation and other shareholders for 50 cents ($0.50) per share for a total purchase price of $1,040,504.50.

         At July 22, 2004, CHC owned 6,107,838 shares of common stock and Companion Property and Casualty Insurance Company ("CP&C"), another wholly owned subsidiary of BCBS, owned 618,181 shares of our common stock, which combine to approximately 69.06 percent of our outstanding common stock.

         The following is a historical summary of purchases of our common stock by BCBS subsidiaries directly from us.



                            Blue Cross and Blue Shield of South                        Price            Total
              Date                        Carolina                     Number           per           Purchase
            Purchased                    Subsidiary                   of Shares        Share            Price
       -------------------  -------------------------------------   --------------  ------------  ------------------

            12/10/93          Companion HealthCare Corporation          333,333        $1.50          $ 500,000

            06/08/94          Companion HealthCare Corporation          333,333        3.00            1,000,000

            01/16/95          Companion HealthCare Corporation          470,588        2.13            1,000,000

            05/24/95          Companion HealthCare Corporation          117,647        2.13              250,000

            11/03/95          Companion HealthCare Corporation          218,180        2.75              599,995

            12/15/95          Companion HealthCare Corporation          218,180        2.75              599,995

            03/01/96          Companion HealthCare Corporation          315,181        2.75              866,748

            06/04/96        Companion Property and Casualty             218,181        2.75              599,998

            06/23/97        Companion Property and Casualty             400,000        1.50              600,000


         Our common stock acquired by CHC and CP&C directly from us was purchased pursuant to exemptions from the registration requirements of federal securities laws available under Section 4(2) of the 1933 Act. Consequently, the ability of the holders to resell such shares in the public market is subject to certain limitations and conditions. CHC and CP&C purchased these shares at share prices below market value at the respective dates of purchase in part as a consequence of the lower issuance costs incurred by us in the sale of these unregistered securities and in part as consequence of the restricted nature of the shares. CHC and CP&C have the right to require registration of the stock under certain circumstances as described in the respective stock purchase agreements.

         These BCBS subsidiaries have the option to purchase as many shares from us as may be necessary for BCBS and its subsidiaries in the aggregate to obtain and maintain ownership of 48 percent of the outstanding common stock in the event that we issue additional stock to other parties (excluding shares issued to our employees or directors). To the extent either of these BCBS subsidiaries exercises its right in conjunction with a sale of voting stock by us, the price to be paid by such entity is the average price to be paid by the other purchasers in that sale. Otherwise, the price is the average closing bid price of our voting stock on the ten trading days immediately preceding the election by a BCBS subsidiary to exercise its purchase rights. Consequently, to the extent either of the BCBS subsidiaries elects to exercise any or a portion of its rights under these anti-dilution agreements, the sale of shares of common stock to a BCBS subsidiary will have the effect of reducing the percentage voting interest in us represented by a share of the common stock.

         During the fiscal year ended September 30, 1998, UCI-SC entered into a capital lease purchase agreement with BCBS for a new billing and accounts receivable system, which includes computer equipment, for an aggregate purchase price of $1,253,000. UCI-SC has the option to purchase the equipment at the end of the lease term for $1. The lease obligation recorded at September 30, 2003 is $439,000, which includes lease addenda. We believe the terms of the lease purchase agreement to be no more or less favorable to UCI-SC than the terms that would have been obtainable through arm's-length negotiations with unrelated third parties for a similar billing and accounts receivable system, which includes computer equipment.

         During the fiscal year ended September 30, 1994, UCI-SC entered into an agreement with CP&C pursuant to which UCI-SC, through DC-SC, acts as the primary care provider for injured workers of firms carrying worker's compensation insurance through CP&C. Additionally, during the fiscal year ended September 30, 1995, UCI-SC executed a $400,000 note payable to CP&C payable in monthly installments of $4,546 (including 11 percent interest) from April 1, 1995 to March 1, 2010. We believe the terms of the agreement with CP&C to be no more or less favorable to UCI-SC than those that would have been obtainable through arm's-length negotiations with unrelated third parties for similar arrangements.

         UCI-SC, through DC-SC, provides services to members of a health maintenance organization operated by CHC who have selected DC-SC as their primary care provider. We believe the terms of the agreement with CHC to be no more or less favorable to UCI-SC than those that would have been obtainable through arm's-length negotiations with unrelated third parties for similar arrangements.


                             AUDIT COMMITTEE REPORT

         The Audit Committee's charter, as revised as of June 30, 2004, specifies that the purpose of the Committee is to oversee and monitor:

         (1) the integrity of the company's accounting and financial reporting process, including the financial reports and other financial information provided by the company to the public,
         (2) the independence and qualifications of the company's external auditor, (3) the performance of the company's internal audit process and its external auditor, (4) the company's system of internal accounting and financial controls, (5) the company's system of public and private disclosure controls, and the company's compliance with laws, regulations, and the company's Code of Ethics and any other code of ethics applicable to the company.

         The full text of the Charter is attached to this proxy statement as Appendix A. In carrying out its responsibilities, the Audit Committee, among other things

         (1) monitors preparation of quarterly and annual financial reports by our management; (2) supervises the relationship between us and our independent auditors, including: having direct responsibility for our auditor's appointment, compensation, and retention; reviewing the scope of our auditor's audit services; approving significant non-audit services; and confirming the independence of our auditors; and
         (3) oversees management's implementation and maintenance of effective systems of internal and disclosure controls.

         The Committee schedules its meetings with a view to ensuring that it devotes appropriate attention to all of its tasks. The Committee's meetings include, whenever appropriate, executive sessions with our independent auditors and with our internal auditors.

         As part of its oversight of our financial statements, the Committee reviewed and discussed with both management and our independent auditors the audited consolidated financial statements for the year ended September 30, 2003. Management advised the Committee that these financial statements had been prepared in accordance with generally accepted accounting principles. The discussions with Scott McElveen, L.L.P. also included the matters required by Statement on Auditing Standards No. 61 (Communication with Audit Committees) as amended by Statement on Auditing Standards No. 90, including the quality of our accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in our financial statements. The Committee also discussed with Scott McElveen, L.L.P. matters relating to Scott McElveen L.L.P.'s independence, including a review of audit and non-audit fees and the written disclosures and letter from Scott McElveen, L.L.P. to the Committee as required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees).

         In addition, the Committee reviewed the effectiveness of our internal and disclosure control structure. As part of this process, the Committee monitored the scope and adequacy of our internal auditing program.

         Based on the above-described discussions and reviews, the Audit Committee recommended to the Board that the Board approve the inclusion of our audited consolidated financial statements in our Annual Report on Form 10-K for the year ended September 30, 2003 for filing with the Securities and Exchange Commission.

         Submitted by the Audit Committee of Board of Directors.

         Louis M. McElveen, CPA
         Harold H. Adams, Jr.


                          FEES TO INDEPENDENT AUDITORS

         The following table presents for the fiscal years ending September 30, 2003 and 2002 under the heading: (1) "Audit Fees," the aggregate fees billed for professional services rendered by Scott McElveen, L.L.P. for the audit of our annual financial statements and review of financial statements included in our Forms 10-Q and for services that are normally provided by Scott McElveen, L.L.P. in connection with our statutory and regulatory filings or engagements; (2) "Audit-Related Fees," the aggregate fees billed for assurance and related services by Scott McElveen, L.L.P. that are reasonably related to the performance of the audit or review of our financial statements; (3) "Tax Fees," the aggregate fees billed for professional services rendered by Scott McElveen, L.L.P. for tax compliance, tax advice, and tax planning; and (4) "All Other Fees," the aggregate fees billed for all other products and services provided by Scott McElveen, L.L.P.

                                           Fiscal Year 2003           Fiscal Year 2002
Audit Fees1                                $74,000                    $72,000
Audit Related Fees2                        $  7,000                   $  3,000
Tax Fees                                   $12,000                    $  9,000
All Other Fees3                            $  5,000                   $  4,000

1 Includes primarily fees relating to the audit of the Company's annual financial statements and for reviews of the financial statements included in the Company's reports on Form 10-Q.
2 Audit related fees include fees related to the review of management's discussion and analysis and Form 10-K. 3 Includes fees for services related to the audit of the Company's 401(k) Plan and Form 5500 preparation.

         The Audit Committee pre-approved all audit related services, tax services, and other services and concluded that provision of these services was compatible with maintaining Scott McElveen, L.L.P.'s independence in conducting its audit services.


                             EXECUTIVE COMPENSATION

Executive Officers

         The following individuals constitute our executive officers:

Name                                Age              Offices Held

D. Michael Stout, M.D. 59 President and Chief Executive Officer Jerry F. Wells, Jr., CPA 42 Executive Vice President, Chief Financial Officer
                                  and Secretary

         D. Michael Stout, M.D., has served as Executive Vice President of Medical Affairs of UCI and DC-SC since 1985 and as President and Chief Executive Officer of UCI, UCI-SC, UCI-GA and the P.A.s since November 1, 2002. He is Board Certified in Emergency Medicine and is a member of the American College of Emergency Physicians, the Columbia Medical Society, and the American College of Physician Executives.

         Jerry F. Wells, Jr., CPA, has served as our Executive Vice President and Chief Financial Officer since he joined us in February 1995 and as our Corporate Secretary since December 1996. He has served as Executive Vice President of Finance, Chief Financial Officer and Corporate Secretary of UCI-SC since December 1996, and of UCI-GA since its organization in February 1998, and as Corporate Secretary of DC-SC since December 1996. Prior to joining us, he served as a Senior Manager and consultant for PricewaterhouseCoopers LLP from 1985 until February 1995. Mr. Wells is a certified public accountant and is a member of the American Institute of Certified Public Accountants, the South Carolina Association of Certified Public Accountants, and the North Carolina CPA Association.

Compensation Committee Report On Executive Compensation

         The Compensation Committee furnishes the following report with respect to certain compensation paid or awarded to our executive officers during the fiscal year ended September 30, 2003.

What is the role of the Compensation Committee?

         The Compensation Committee of the Board generally determines the compensation of our executive officers. This committee reviews and recommends to the Board the salaries and other compensation of all of our officers and directors. The Compensation Committee also administers our Stock Incentive Plans.

What are the objectives of our executive compensation policies?

         We intend our compensation program to enable us to attract, motivate, reward, and retain the management talent to achieve corporate objectives, and thereby increase stockholder value. Our policy is to provide incentives to senior management to achieve both short-term and long-term objectives. To attain these objectives, our executive compensation program is composed of a base salary, bonus, and stock options.

How were base salaries for fiscal year 2003 determined for executive officers?

         In reviewing and approving the base salaries of executive officers, we make a subjective assessment of the executive officer's performance in light of the officer's responsibilities and position with us and our performance during prior periods. In evaluating our overall performance, the primary focus is on financial performance for the relevant annual period measured by operating income. The Committee also considers the terms of any employment contracts, if any; the recommendations of the Chief Executive Officer (except in the case of his own compensation); to the extent available, the salary norms for persons in comparable positions at comparable companies; and the person's experience. The Committee reviews base salaries from time to time and adjusts them appropriately.

How are cash bonuses and other compensation for executive officers determined?

         The Compensation Committee determines cash bonuses for all executive officers and awards the bonuses only if we, or any applicable subsidiary or business unit, achieve performance objectives. We designed our long-term incentive compensation for executive officers to focus management's attention on our future. We provide long-term compensation through grants of stock options. The number of stock options granted is based upon the executive's salary, performance, and responsibilities. Each executive officer also receives additional compensation through standard benefit plans available to all employees, including but not limited to matching contributions pursuant to a 401(k) plan, paid vacation, and group health, life, and disability insurance. The Compensation Committee believes each of these benefits is an integral part of the overall compensation program that helps to ensure that our executive officers receive competitive compensation.

How is compensation for our Chief Executive Officer determined

     The Compensation Committee believes that D. Michael Stout, M.D.'s dedication, commitment, and knowledge have been vitally important to our recent success. Dr. Stout's overall compensation for the fiscal year ended September 30, 2003 consisted of base salary and a cash bonus. In determining Dr. Stout's compensation, the Compensation Committee evaluated Dr. Stout's personal performance, our performance, and Dr. Stout's long-term commitment to our success.

Submitted by the Compensation Committee of the Board of Directors.

Charles M. Potok  John M. Little, Jr., M.D. Ashby M. Jordan, M.D.

Compensation Committee Interlocks and Insider Participation

         None of the members of the Compensation Committee is or has been our executive officer or employee or an executive officer or employee of any of our subsidiaries. None of the members of the Compensation Committee is or has been a member of the compensation committees of another entity. None of our executive officers are or have been a member of the compensation committee, or a director, of another entity.

Employment Contracts

         We have not entered into employment agreements with our Executive Officers.

Executive Compensation Summary Table

         The following table summarizes for each of the indicated years the compensation earned by our President and Chief Executive Officer and by each of our other executive officers, as that term is defined by Securities and Exchange Commission rules, whose annual compensation from us for all services provided to us or our subsidiaries during any of the indicated years exceeded $100,000.

                           Summary Compensation Table



                                                                                    Long Term
                                                                  Annual              Awards
                                  Compensation
                                                                                    Securities
                                                                                    Underlying          All Other
   Name and Principal Position      Fiscal Year    Salary (1)    Bonus (1)           Options         Compensation (2)
   ---------------------------      -----------    ----------    ---------           -------         ----------------

M. F. McFarland, III, M.D.              2003      $    28,000 (3)  $238,000                 0                  0
Former Chairman, President and          2002          325,000 (3)   155,500                 0              9,272
Chief Executive Officer                 2001          325,000 (3)         0                 0              9,272

D. Michael Stout, M.D.                  2003      $   227,000 (4$    88,000                 0                  0
President and Chief Executive           2002          210,000 (4)    58,000                 0                  0
Officer
                                        2001          210,000 (4)         0                 0                  0

Jerry F. Wells, Jr., CPA                2003      $   144,500   $    39,000                 0                  0
Executive Vice President,               2002          138,000        38,000                 0                  0
Chief Financial Officer,                2001          112,000             0                 0                  0
 and Corporate Secretary


(1) Amounts included under the heading "Salary" and "Bonus" include compensation from both UCI-SC and DC-SC. The remuneration described in the table above does not include our cost of benefits furnished to certain officers that were extended in connection with the conduct of our business. The amount of such benefits accrued for each of the named executives in each of the years reflected in the table did not exceed 10% of the total annual salary and bonus reported for such executive in such year.

(2) Amounts included under the heading "All Other Compensation" are comprised of premiums for long-term disability and life insurance provided by us for the benefit of Dr. McFarland.

(3) For services performed by Dr. McFarland for UCI-SC, Dr. McFarland received an annual salary of $157,500 during each of the two fiscal years ended September 30, 2002 and 2001. For services performed by Dr. McFarland for DC-SC, an affiliated professional association which was wholly owned by Dr. McFarland that contracts with UCI-SC to provide all medical services at our medical facilities, Dr. McFarland received an annual salary of $167,500 for each of the two fiscal years ended September 30, 2002 and 2001. Dr. McFarland's employment with UCI-SC and DC-SC terminated on November 1, 2002.

(4) For services performed by Dr. Stout for UCI-SC, Dr. Stout received an annual salary of $50,000 in each of the three fiscal years ended September 30, 2003, 2002, and 2001. For services performed by Dr. Stout for DC-SC, Dr. Stout received an annual salary of $160,000 in each of the two fiscal years ended September 30, 2002 and 2001. Dr. Stout has served as the President and Chief Executive Officer of UCI, UCI-SC, UCI-GA, and DC-SC since November 1, 2002.


Option Grants

         The following table sets forth certain information with respect to unexercised options to purchase our common stock held at September 30, 2003 by the officers included in the Summary Compensation Table above. None of the named executive officers exercised any options during the fiscal year ended September 30, 2003. Additionally, no options were granted to any officer or director during the fiscal year ended September 30, 2003.

                        September 30, 2003 Option Values
                                                                                                Value of Unexercised
                                                              Number of Securities                  In-the-Money
                                                         Underlying Unexercised Options               Options  at  9/30/03
                                                                   at 9/30/03
 Name                              Shares
                                 Acquired                                                         Exercisable
                                               Value                            Exercisable                 Unexercisable
                                On Exercise              Unexercisable
                                             Realized
 M. F. McFarland, III,           -0-           -0-             -0-             -0-               -0-              -0-
 M.D. (1)
 D. Michael Stout, M.D.          -0-           -0-           109,825           -0-               -0-              -0-
 Jerry F. Wells, Jr.             -0-           -0-           134,825           -0-               -0-              -0-


(1) Dr. McFarland's employment with UCI-SC and DC-SC terminated on November 1, 2002.


Equity Compensation Plan Information

The following table gives information about our common stock that may be issued upon the exercise of options, warrants and rights under all of our existing equity compensation plans as of September 30, 2003.

                                                                                               Number of securities
                                                                                             remaining available for
                                       Number of securities                                   future issuance under
                                        to be issued upon           Weighted-average           equity compensation
                                           exercise of             exercise price of             plans {excluding
                                       outstanding options,       outstanding options,       securities reflected in
          Plan category                warrants and rights        warrants and rights              column (a)}
----------------------------------    -----------------------    -----------------------     -------------------------
----------------------------------    -----------------------    -----------------------     -------------------------
                                               (a) (b) (c)
Equity compensation plans
approved by security holders                 491,650                      2.80                       423,350

Equity compensation plans not
approved by security holders
                                                0                          0                            0
                                      -----------------------    -----------------------     -------------------------
                                      -----------------------    -----------------------     -------------------------

     Total                                   491,650                      2.80                       423,350
                                      =======================    =======================     =========================


                     COMPARISON OF CUMULATIVE TOTAL RETURNS

         The following graph compares cumulative total shareholder return of our common stock over a five-year period with The Nasdaq Stock Market (US) Index and with a Peer Group of companies for the same period. Total shareholder return represents stock price changes and assumes the reinvestment of dividends. The graph assumes the investment of $100 on September 30, 1998.

     [Performance Graph will be reflected in the printed version.]














                                                                   Fiscal Year Ended
                                   -----------------------------------------------------------------------------------
                                    09/30/98      09/30/99       09/30/00       09/30/01      09/30/02      09/30/03
                                   -----------    ----------    -----------     ----------    ----------    ----------
UCI Medical Affiliates, Inc.            45.00         22.50          16.25          12.40         10.40        105.78
Nasdaq Market Index                    103.92        168.12         229.98          94.23         75.81        111.80
Peer Group                              93.24         36.76          45.57         103.61         69.79         91.80

         The members of the Peer Group are AmeriPath, Inc., Continucare Corporation, IntegraMed America, Inc., Pediatrix Medical Group, Inc., and Metropolitan Health Networks. The returns of each company in the Peer Group have been weighted according to their respective stock market capitalization for purposes of arriving at a Peer Group average. The prices of our common stock used in computing the returns reflected above are the average of the high and low bid prices reported for our common stock during the fiscal year ended on such dates.

                            ADVANCE NOTICE PROCEDURES

         Proposals Considered for Inclusion in 2005 Proxy Statement. If you would like to have a proposal considered for inclusion in the proxy statement for the 2005 annual meeting, we must receive your written proposal at the address on the cover of this proxy statement, attention Corporate Secretary, no later than April 4, 2005. Each stockholder submitting proposals for inclusion in the proxy statement must comply with the proxy rules under the Securities Exchange Act of 1934, as amended, including without limitation being the holder of at least $2,000 in market value, or 1%, of the securities entitled to be voted on the proposal at the annual meeting for at least one year by the date the stockholder submits the proposal and continue to hold those securities through the date of the 2005 annual meeting.

         Other Proposals for Consideration at the 2005 Annual Meeting. If you wish to submit a proposal for consideration at the 2005 annual meeting, but which will not be included in the proxy statement for the meeting, we must receive your proposal in accordance with our bylaws, as amended. Our bylaws require timely advance written notice of any proposals to be presented at an annual meeting of stockholders. For a notice to be timely, it must be received at our principal offices at the address on the cover of this proxy statement sixty days, but not more than ninety days, prior to the anniversary date of the immediately preceding annual meeting of stockholders. In other words, proposals for the 2005 annual meeting must be received by at least July 2, 2005, but not prior to June 2, 2005. However, if the 2005 annual meeting is not held within thirty days before or after August 31, 2005, then for the notice by the stockholder to be timely, it must be received at our principal offices at the address on the cover of this proxy statement not later than the close of business on the tenth day following the date on which the notice of the 2005 annual meeting was actually mailed. The notice must give: (a) a brief description of the business desired to be brought before the 2005 annual meeting (including the specific proposal(s) to be presented) and the reasons for conducting the business at the 2005 annual meeting; (b) the name and address, as they appear on our books, of the stockholder(s) proposing the business; (c) the class and number of shares that are held beneficially, but not held of record, by the proposing stockholder(s) as of the record date for the 2005 annual meeting, if the date has been made publicly available, or as of a date within ten days of the effective date of the notice by the proposing stockholder(s) if the record date has not been made publicly available, and (d) any interest of the proposing stockholder(s) in the business. Stockholders desiring to make proposals to be presented at the 2005 annual meeting are directed to these requirements as more specifically set forth in our bylaws, as amended, a copy of which is available upon request to our Corporate Secretary at the address listed on the cover of this proxy statement. The chairman of the 2005 annual meeting may exclude from the meeting any matters that are not properly presented in accordance with these bylaw requirements.

                           ANNUAL REPORT ON FORM 10-K

         A copy of our Annual Report on Form 10-K for the fiscal year ended September 30, 2003, which was filed with the Securities and Exchange Commission on December 4, 2003, accompanies this proxy statement. Stockholders to whom this proxy statement is mailed who desire an additional copy of the Form 10-K may obtain one without charge by making written request to Jerry F. Wells, Jr., Chief Financial Officer, 4416 Forest Drive, Columbia, South Carolina 29206.

                                  MISCELLANEOUS

         The information referred to under the captions "Compensation Committee Report on Executive Compensation", "Performance Graph" and "Audit Committee Report" (to the extent permitted under the Securities Exchange Act of 1934): (i) shall not be deemed to be "soliciting material" or to be "filed" with the Securities and Exchange Commission or subject to Regulation 14A or the liabilities of Section 18 of the Securities Exchange Act of 1934, and (ii) notwithstanding anything to the contrary that may be contained in any filing by us under the Securities Exchange Act of 1934 or the Securities Act of 1933, shall not be deemed to be incorporated by reference in any such filing.


                                  By Order of the Board of Directors,

                                  D. Michael Stout, M.D.
                                  President and Chief
                                  Executive Officer

Columbia, South Carolina
August 2, 2004

5


                                   Appendix A

                          UCI Medical Affiliates, Inc.
                             Audit Committee Charter

                           Last Revised June 30, 2004

1.       PURPOSE

         The board of directors of UCI Medical Affiliates, Inc. (referred to herein as the "company") appoints the company's Audit Committee (the "Committee") to assist the company's board of directors (referred to herein as the "board") in fulfilling its oversight responsibilities for the company's accounting and financial reporting processes, the audits of the company's financial statements, and compliance by the company and its personnel with applicable legal, regulatory, and ethics programs of the company. In undertaking these activities, the Committee shall oversee and monitor:
(a) the integrity of the company's accounting and financial reporting process, including the financial reports and other financial information provided by the company to the public,

(b) the independence and qualifications of the company's external auditor,

(c) the performance of the company's internal audit process and its external auditor,

(d) the company's system of internal accounting and financial controls,

(e) the company's system of public and private disclosure controls, and

(f) the company's compliance with laws, regulations, and the company's Senior Financial Officer Code of Ethics and any other code of ethics applicable to the company.

2. AUTHORITY

(a) Scope. The Committee has authority to conduct or authorize examinations into any matters within its scope of responsibility. It has sole authority to:

(i) Engage External Auditor and Oversee Internal Audit: Appoint, compensate, retain, and directly oversee the work of the company's external auditor (subject to stockholder approval, if applicable) and oversee the company's internal audit function.

(ii) Approve Audit and Non-Audit Services: Pre-approve all audit services and permitted non-audit services provided to the company by its external auditor (subject to the de minimis exceptions for permitted non-audit services described in Section 10A(i)(1)(B) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")), which are approved by the Committee prior to completion of the audit).

                  In this connection, the Committee also has authority to:
(1) retain outside advisors, including counsel, as it determines necessary to carry out its duties.

(2) when appropriate, form and delegate to subcommittees consisting of one or more independent members, the authority to grant pre-approvals of audit services and permitted non-audit services, provided that decisions of the subcommittee to grant pre-approvals shall be presented to the full Committee at its next scheduled meeting.

(3) establish detailed pre-approval policies for permitted non-audit services.

(4) meet with company officers, external auditors, or outside counsel, as necessary.

(5) seek any information it requires from external parties or from employees of the company, each of whom is directed to cooperate with the Committee's requests.

(iii) Resolve Reporting Disagreements: Resolve any disagreements between management and the external auditor regarding financial reporting.

(iv) Address Accounting and Auditing Complaints: Receive and address all complaints received by the company regarding accounting, internal accounting controls, and auditing matters and concerns regarding questionable accounting or auditing matters.

(b) Funding of Activities. The company shall provide appropriate funding, as determined by the Committee, for payment of: (i) compensation to any registered public accounting firm engaged for the purpose of rendering or issuing an audit report or related work or performing other audit, review, or attest services for the company; (ii) compensation to any advisors employed by the Committee; and
(iii) ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

3. COMPOSITION

(a) Appointment. The board will appoint Committee members and the Committee chairman. The Board may replace any or all Committee members.

(b) Number of Members. The Committee will consist of at least two members of the board.

(c) Eligibility Requirements of Regulatory Authorities. In addition to any other eligibility requirements for members of the Committee set forth in this Audit Committee Charter, each Committee member shall meet the independence and experience requirements of:

(i) Section 10A(m)(3) of the Exchange Act, including Rule 10A-3 of the Exchange Act;

(ii) the Sarbanes-Oxley Act of 2002; and

(iii) the other rules and regulations of the Securities Exchange Commission (the "Commission").

(d) Independence of Each Member.

(i) Generally. Except as stated in Section 3(d)(iii) below, each Committee member shall be independent. To be independent, a member of the Committee may not, other than in his or her capacity as a member of the Committee, the board, or any other board committee:

     (1) accept, directly or indirectly, any consulting , advisory, or other compensatory fees from the company; or

(2) be an affiliated person of the company or its affiliates.

                  Prohibited indirect acceptance of fees includes acceptance by a: (i) spouse; (ii) a minor child or stepchild; (iii) a child or stepchild sharing a home with the Committee member; or (iv) an entity in which such member is a partner, member, or an executive officer or managing director and which provides accounting, consulting, legal, investment banking, or financial advisory services to the company or its subsidiaries. Prohibited compensatory fees do NOT include the receipt of fixed amounts of compensation under a retirement plan (including deferred compensation) for prior services with the listed issuer (provided that such compensation is not contingent in any way on continued service).

                  Committee members that also sit on the board of directors of an affiliate of the company are exempt from 3(d)(i)(2) if the members, except for being a director on each of such boards, otherwise meet the independence requirements for each entity.

(ii) Persons NOT Independent. The following persons shall not be considered independent:1

     (1) A director who is, or during the past three years was, employed by the company or any of its affiliates.

(2) A director who accepts, or has an immediate family member who accepts, any payments from the company or any of its affiliates in excess of $60,000 during the current or any of the past three fiscal years, other than compensation for board service, payments arising solely from investments in the company's securities, compensation paid to an immediate family member who is a non-executive employee of the company or its affiliates, compensation received for former services as an interim chairman or chief executive officer, benefits under a tax-qualified retirement plan, non-discretionary compensation, or loans permitted under section 13(k) of the Exchange Act.

(3) A director who is an immediate family member of an individual who is, or has been in any of the past three years, employed by the company or any of its affiliates as an executive officer.

(4) A director who is, or has an immediate family member who is, a partner in, or a controlling stockholder or an executive officer of, any organization to which the company made, or from which the company received, payments (other than those arising solely from investments in the company's securities or payments under non-discretionary charitable contribution matching programs) that exceed 5% of the organization's consolidated gross revenues for that year, or $200,000, whichever is more, in any of the most recent three fiscal years.

(5) A director of the company who is, or has an immediate family member who is, employed as an executive officer of another entity where at any time during the most recent three fiscal years any of the company's executives serve on that entity's compensation committee.

(6) A director who is, or has an immediate family member who is, a current partner of the company's outside auditor, or was a partner or employee of the company's outside auditor who worked on the company's audit at any time during any of the past three years.

"Immediate family member" includes a person's spouse, parents, children, siblings, mother-in-law, father-in-law, brother-in-law, sister-in-law, son-in-law, daughter-in-law, and anyone who resides in such person's home (other than domestic employees).

                        (iii) Limited Exceptions. Notwithstanding the requirement that every member of the Committee be independent, as long as three members serve on the Committee, one director who is not independent as set forth in Section 121(A) of the American Stock Exchange listing requirements, but who satisfies the requirements of Rule 10A-3 under the Securities Exchange Act of 1934, and who is not a current officer or employee of the company or an immediate family member of a current officer or employee, may be appointed as a new member to the Committee if:

(1) the board, under exceptional and limited circumstances, determines that membership on the Committee by the individual is required by the best interests of the company and its stockholders, and

(2) the board discloses, in the next annual proxy statement of the company subsequent to such determination, the nature of the relationship that makes the individual not independent and the reasons for the board's determination that membership on the Committee by the individual is required by the best interests of the company and its stockholders.

                  A director appointed to the Committee pursuant to this limited exception may not serve for in excess of two consecutive years and may not chair the Committee. Additionally, if a Committee member ceases to be independent for reasons outside the member's reasonable control, that person may remain a Committee member until the earlier of the next annual stockholders meeting or one year from the occurrence of the event that caused the member to be no longer independent.

(iv) Financial Expert. At least one member of the Committee shall satisfy the definition of, and be designated as, a "financial expert", as defined by the Commission in Regulation S-K, Item 401(h).

(e) Service on Other Audit Committees. The Committee shall direct the company to include appropriate disclosures in its Commission filings with regard to service by Committee members on the audit committees of other public companies as required by Commission rules and regulations then in effect.

4. MEETINGS

         The Committee may establish its own rules of procedure and will meet as often as such rules or the Committee otherwise determines is appropriate, but not less frequently than quarterly. The chairman of the Committee shall preside at each Committee meeting. In the absence of the appointed chairman during any Committee meeting, the Committee may designate a chairman pro tempore. All Committee members are expected to attend each meeting, in person or via telephone or videoconference. A majority of the Committee shall constitute a quorum for the conduct of business at any Committee meeting. The Committee shall act only on the affirmative vote of a majority of members at a meeting at which a quorum is present or by unanimous written consent. The Committee periodically will hold private meetings with management, the internal auditor(s), and the external auditor. The Committee may invite any officer or employee of the company, the external auditor, the company's outside legal counsel, the Committee's outside legal counsel, or others to attend meetings and provide pertinent information. The Committee chairperson will prepare agendas and provide the agendas in advance to members, along with appropriate briefing materials. A member of the Committee or a person designated by the Committee will keep minutes.


5.       RESPONSIBILITIES

         The Committee's job is one of oversight. The company's management is responsible for preparing the company's financial statements and for developing and maintaining systems of internal accounting and financial control, and the external auditor is responsible for auditing those financial statements and reviewing the internal controls. Additionally, the Committee recognizes that financial management, including the internal accounting staff, as well as the external auditors, has more time and knowledge and more detailed information concerning the company than do Committee members. Consequently, in carrying out its responsibilities, the Committee is not providing any expert or special assurance as to the company's financial statements or any professional certificate as to the external auditor's work. The Committee does not plan or conduct audits or determine whether the company's financial statements are complete, accurate, or in accordance with generally accepted accounting principles.

         The Committee will carry out the following responsibilities. These responsibilities are set forth as a guide, with the understanding that the Committee may diverge from this guide as appropriate upon advice of advisors to the Committee given any particular circumstances:

(a) Financial Statements and Company Reports.

(i) Significant Accounting Issues. Review and discuss with management and the external auditor significant accounting and financial reporting issues, including complex or unusual transactions and judgments concerning significant estimates or significant changes in the company's selection or application of accounting principles, and recent professional, accounting, and regulatory pronouncements and initiatives, and understand their impact on the company's financial statements.

(ii) Results of the Audit. Review and discuss with management and the external auditor the results of the audit, including any difficulties encountered in the course of the audit work, any restrictions on the scope of activities or access to requested information, and any significant disagreements with management.

(iii) Annual Financials Included in Form 10-K. Review and discuss with management and the external auditor the annual financial statements, along with any off-balance sheet structures, including disclosures made in management's discussion and analysis of financial condition and results of operations, and recommend to the board whether such disclosures should be included in the company's Annual Report on Form 10-K filed with the Commission or other applicable regulatory filings with regulators.

(iv) Interim Financial Statements. Understand how management prepares interim financial information and the nature and extent of internal and external auditor involvement. Review and discuss with management and the external auditor any interim financial statements, including the results of the external auditor's review of the company's quarterly financial statements, before filing the company's Quarterly Report on Form 10-Q with the Commission or other applicable regulatory filings with regulators.

(v) CEO and CFO Internal Control Disclosures. Review disclosures made to the Committee by the company's Chief Executive Officer and Chief Financial Officer during their certification process for the company's Annual Report on Form 10-K and the company's Quarterly Reports on Forms 10-Q about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the company's internal controls.

(vi) Disclosure Controls. As required by Section 302 of the Sarbanes-Oxley Act of 2002, review and discuss with management and the external auditor and the internal auditors the company's disclosure controls and procedures, any deficiencies in such disclosure controls and procedures, and any fraud.

(vii) External Auditor's Reports. At least annually prior to the filing of the audit report with the Commission (and more frequently if appropriate), review and discuss reports from the external auditor on:

(1) all critical accounting policies and practices to be used,

(2) all alternative treatments of financial information within GAAP that have been discussed with management, including ramifications of the use of such alternative disclosures and treatments and the treatment preferred by the external auditor, and

(3) other material written communications between the external auditor and management, such as any management letter or schedules of unadjusted differences.

(viii) SAS Nos. 61 & 90. Review and discuss with management and the external auditor all matters required to be communicated to the Committee under generally accepted auditing standards, including matters required to be discussed by Statement on Auditing Standards No. 61 relating to conduct of the audit, as amended by Statement on Auditing Standards No. 90.

(ix) Earnings Disclosure. Discuss with management the company's earnings press releases, including the use of "pro forma" or "adjusted" non-GAAP information, as well as financial information and earnings guidance provided to analysts and rating agencies. Such discussion may be done generally (consisting of discussing the types of information to be disclosed and the types of presentations to be made).

(x) Audit Committee Report. Prepare the report required by the rules of the Commission (including without limitation Rule 14a-101, Item 7(d)(3) and Regulation S-K, Item 306) to be included in the company's annual proxy statement.

(b) Internal Controls and Risk Management.

(i) Review of Controls. Understand the scope of the internal auditor's and the external auditor's reviews of internal control over financial reporting, and obtain reports from the external auditor on significant findings and recommendations, together with management's responses.

(ii) Effectiveness of Internal Controls. Consider the effectiveness of the company's internal control systems, including information technology security and control. Beginning with fiscal year 2005 or such later date as the Commission deems appropriate, review management's report on the company's internal control over financial reporting and the related attestation report of the external auditor.

(iii) Financial Risk Exposure. Meet with management to review the company's major financial risk exposures and the steps management has taken to monitor and control such exposures, including the company's risk assessment and risk management policies.

(c) Review of External Auditor.

(i) Direct Reporting. Have the external auditor report directly to the Committee.

(ii) Auditor Accountability. Consider the external auditor's ultimate accountability to the Committee and the board, as representatives of the stockholders, when evaluating, and, where appropriate, replacing the external auditor (and in nominating the external auditor to be proposed for stockholder approval in any proxy statement).

(iii) Auditor Quality Control Review. Obtain and review a report from the external auditor regarding its quality control procedures, and material issues raised by the most recent internal quality control review, or peer review, of the external auditor or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more of the independent audits carried out by the external auditor, and any steps taken to deal with any such issues and all relationships between the external auditor and the company.

(iv) Auditor Independence Review. Take, or recommend to the board the taking of, appropriate action to oversee the independence of the external auditor, including actively engaging in a dialogue with the external auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the external auditor.

(v) ISBS No. 1. Obtain and review a formal written statement from the external auditor delineating all relationships between the external auditor and the company, consistent with Independence Standards Board Standard 1.

(vi) Pre-Approval of Audit and Non-Audit Services. Pre-approve all audit and permissible non-audit services to be provided by external auditors (subject to the de minimis exceptions for permitted non-audit services described in Section 10A(i)(1)(B) of the Exchange Act). Consider the appropriateness of the related fees and whether the provision of any services by the independent auditors not related to the audit of the annual financial statements and the review of the interim financial statements included in the Company's Forms 10-Q for such year is compatible with maintaining the auditor's independence. The external auditor shall not provide any non-audit services unless:

(1) the non-audit services are not prohibited non-audit services, as set forth in section 201 of the Sarbanes-Oxley Act of 2002 and the rules and regulations of the Commission thereunder;

(2) the Committee approves in advance the provision of permissible non-audit services, as required by the Sarbanes-Oxley Act of 2002 and rules and regulations of the Commission thereunder, and

(3) the company makes complete and adequate disclosure of the services and the approval.

(vii) Auditor Evaluation. Taking into account the opinions of management and the internal auditors, evaluate and present to the board the conclusions of the Committee regarding the qualifications, performance, and independence of the external auditor, including considering whether the auditor's quality controls are adequate and whether permitted non-audit services are compatible with maintaining the auditor's independence.

(viii) Audit Partner Rotation. Ensure the rotation of the audit partners as required by law (including without limitation section 203 of the Sarbanes-Oxley Act of 2002 and the rules promulgated thereunder) and consider whether in order to assure continuing auditor independence it is appropriate to adopt a policy of rotating the external audit firm on a regular basis.

(ix) Hiring of Auditor Personnel. Establish policies concerning the company's hiring of employees or former employees of the external auditor, as required by law (including without limitation section 203 of the Sarbanes-Oxley Act of 2002 and the rules promulgated thereunder) and by applicable listing standards.

(x) Private Meetings. On a regular basis, meet separately with the external auditor to discuss any matters that the Committee or external auditor believes should be discussed privately.

(d) Conduct of Audit.

(i) Pre-Audit Meeting. Meet with the external auditor to discuss the external auditor's proposed audit planning, scope, staffing, and approach, including coordination of its effort with internal audit.

(ii) Management Letter and Audit Issues. Review with the external auditor any problems or difficulties the auditor may have encountered and any management letter provided by the auditor and the company's response to that letter. Such review should cover any difficulties encountered in the course of the audit work, including any restrictions on the scope of activities or access to required information.

(iii) Response to Auditor Discovery of Illegal Acts. Obtain from the external auditor assurance that Section 10A(b) of the Exchange Act has not been implicated. (e) Compliance.

(i) Review Legal Compliance System. Review the effectiveness of the system for monitoring compliance with laws and regulations. The results of management's investigation and follow-up (including disciplinary action) of any instances of noncompliance should also be reviewed.

(ii) Code of Ethics and Business Conduct. Advise the board with respect to the company's policies and procedures regarding compliance with applicable laws and regulations and with the company's Senior Financial Officer Code of Ethics and any other applicable code of ethics, including review of the process for monitoring compliance and for communicating the Senior Financial Officer Code of Ethics or other applicable code of ethics to company personnel.

(iii) Handling of Complaints. Review and monitor procedures for:

(1) the receipt, retention, and treatment of complaints received by the company from external sources regarding accounting, internal accounting controls, or auditing matters; and

(2) the confidential, anonymous submission by the company's employees of concerns regarding questionable accounting or auditing matters.

(iv) Assess Impact of Third Party Observations. Review and discuss with management and the external auditor any correspondence with, or the findings of any examinations by, regulatory agencies, published reports, or auditor observations that raise significant issues regarding the company's financial statements or accounting policies.

(v) Compliance Updates from Management and Counsel. Obtain regular updates from management and company counsel regarding compliance matters and legal matters that may have a significant impact on the financial statements or the company's compliance policies.

(f) Other Responsibilities.

(i) Regularly report to the board about Committee activities, issues, and related recommendations.

(ii) Provide an open avenue of communication between internal audit, the external auditor, and the board.

(iii) Institute and oversee special investigations as needed.

(iv) Review and evaluate any related party transactions, make appropriate recommendations to the board, and review any related disclosures to the Commission.

(v) Annually review and assess the adequacy of this Audit Committee Charter, requesting board approval for proposed changes, and ensure appropriate disclosure as may be required by law or regulation.

(vi) Annually review the Committee's own performance.

(vii) Review any other reports the company issues that relate to Committee responsibilities.

(viii) Perform other activities related to this Audit Committee Charter as requested by the board.




                                   Appendix B

                          UCI Medical Affiliates, Inc.
                          Nominating Committee Charter

                                  June 30, 2004

1.       PURPOSE

         The board of directors of UCI Medical Affiliates, Inc. (referred to herein as the "company") appoints the company's Nominating Committee (the "Committee") to assist the company's board of directors (referred to herein as the "board"):

a. on an annual basis, by identifying individuals qualified to become board members and recommending to the board the director nominees for the next annual meeting of stockholders;

b. by identifying individuals qualified to become board members in the event of a vacancy and recommending to the board qualified individuals to fill any such vacancy; and

c. on an annual basis, recommending to the board director nominees for each board committee.

2.                         AUTHORITY

     a.  Scope.   The   Committee   has  authority  to  undertake  the  specific
responsibilities itemized under Section 5 below and to address other similar matters that may be referred to the Committee from time to time by the full board or the Chairman of the Board or which the Committee raises on its own initiative or as a result of changes in applicable law or the rules of any applicable stock exchange. The Committee may from time to time engage advisors and consultants, including attorneys and accountants, and may seek advice from the company's outside counsel as deemed necessary by the Committee. The Committee shall have sole authority to retain and terminate any consultant or search firm used to identify director candidates, including sole authority to approve the consultant or search firm's fees and other retention terms.

b. Funding. The company shall provide appropriate funding, as determined by the Committee, for payment of: (i) compensation to any consulting or search firm or other advisors retained by the Committee; and (ii) ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

3.                         COMPOSITION

a. Appointment. The board will appoint Committee members and the Committee chairman. The Board may replace any or all Committee members.

b. Number of Members. The Committee will consist of at least two members of the board.



c. Eligibility Requirements of Regulatory and Exchange Authorities. In addition to any other eligibility requirements for members of the Committee set forth in this Nominating Committee Charter, each Committee member shall meet the requirements of:

i.                         the Sarbanes-Oxley Act of 2002; and

ii.                        the rules and regulations of the Securities Exchange
                           Commission.

d.                         Independence of Each Member.

i. Generally. Except as stated in Section 3(d)(iii) below, each Committee member shall be independent. To be independent, a member of the Committee may not, other than in his or her capacity as a member of the Committee, the board, or any other board committee:

1. accept, directly or indirectly, any consulting , advisory, or other compensatory fees from the company; or

2. be an affiliated person of the company or its affiliates.

                  Prohibited indirect acceptance of fees includes acceptance by a: (i) spouse; (ii) a minor child or stepchild; (iii) a child or stepchild sharing a home with the Committee member; or (iv) an entity in which such member is a partner, member, or an executive officer or managing director and which provides accounting, consulting, legal, investment banking, or financial advisory services to the company or its subsidiaries. Prohibited compensatory fees do NOT include the receipt of fixed amounts of compensation under a retirement plan (including deferred compensation) for prior services with the listed issuer (provided that such compensation is not contingent in any way on continued service).

                  Committee members that also sit on the board of directors of an affiliate of the company are exempt from 3(d)(i)(2) if the members, except for being a director on each of such boards, otherwise meet the independence requirements for each entity.

ii. Persons NOT Independent. The following persons shall not be considered independent:2

1. A director who is, or during the past three years was, employed by the company or any of its affiliates.

     2. A director who accepts, or has an immediate family member who accepts, any payments from the company or any of its affiliates in excess of $60,000 during the current or any of the past three fiscal years, other than compensation for board service, payments arising solely from investments in the company's securities, compensation paid to an immediate family member who is a non-executive employee of the company or its affiliates, compensation received for former services as an interim chairman or chief executive officer, benefits under a tax-qualified retirement plan, non-discretionary compensation, or loans permitted under section 13(k) of the Exchange Act.

3. A director who is an immediate family member of an individual who is, or has been in any of the past three years, employed by the company or any of its affiliates as an executive officer.

     4. A director who is, or has an immediate family member who is, a partner in, or a controlling stockholder or an executive officer of, any organization to which the company made, or from which the company received, payments (other than those arising solely from investments in the company's securities or payments under non-discretionary charitable contribution matching programs) that exceed 5% of the organization's consolidated gross revenues for that year, or $200,000, whichever is more, in any of the most recent three fiscal years.

5. A director of the company who is, or has an immediate family member who is, employed as an executive officer of another entity where at any time during the most recent three fiscal years any of the company's executives serve on that entity's compensation committee.

6. A director who is, or has an immediate family member who is, a current partner of the company's outside auditor, or was a partner or employee of the company's outside auditor who worked on the company's audit at any time during any of the past three years.

"Immediate family member" includes a person's spouse, parents, children, siblings, mother-in-law, father-in-law, brother-in-law, sister-in-law, son-in-law, daughter-in-law, and anyone who resides in such person's home (other than domestic employees).

iii. Limited Exceptions. Notwithstanding the requirement that every member of the Committee be independent, as long as three members serve on the Committee, one director who is not independent as set forth in
                                    Section 121(A) of the American Stock
                                    Exchange listing requirements and who is not a current officer or employee of the company or an immediate family member of a current officer or employee, may be appointed as a new member to the Committee if:

1. the board, under exceptional and limited circumstances, determines that membership on the Committee by the individual is required by the best interests of the company and its stockholders, and

2. the board discloses, in the next annual proxy statement of the company subsequent to such determination, the nature of the relationship that makes the individual not independent and the reasons for the board's determination that membership on the Committee by the individual is required by the best interests of the company and its stockholders.

                  A director appointed to the Committee pursuant to this limited exception may not serve for in excess of two consecutive years and may not chair the Committee.

4.       MEETINGS

         The Committee may establish its own rules of procedure and will meet as often as such rules or the Committee otherwise determines is appropriate, but not less frequently than annually. The chairman of the Committee shall preside at each Committee meeting. In the absence of the appointed chairman during any Committee meeting, the Committee may designate a chairman pro tempore. All Committee members are expected to attend each meeting, in person or via telephone or videoconference. A majority of the members of the Committee shall constitute a quorum for the conduct of business at any Committee meeting. The Committee shall act only on the affirmative vote of a majority of members at a meeting at which a quorum is present or by unanimous written consent. The Committee may invite any officer or employee of the company, the company's outside legal counsel, the Committee's outside legal counsel, or others to attend meetings and provide pertinent information. The Committee chairperson will prepare agendas and provide the agendas in advance to members, along with appropriate briefing materials. A member of the Committee or a person designated by the Committee will keep minutes.
5.       RESPONSIBILITIES

         The Committee will carry out the following responsibilities. These responsibilities are set forth as a guide, with the understanding that the Committee may diverge from this guide as appropriate upon advice of advisors to the Committee given any particular circumstances:

a.                         Board and Committee Membership.

i. On an annual basis, identify individuals qualified to become board members and recommend to the board the director nominees for the next annual meeting of stockholders.

ii. Identify individuals qualified to become board members in the event of a vacancy and recommend to the board qualified individuals to fill any such vacancy.

iii. On an annual basis, review the composition of each board committee and recommend to the board director nominees for each board committee.

iv. Consider any nominations of director candidates validly made by stockholders.

     v. Develop and recommend criteria for the selection of new directors to the board, including without limitation independence, strength of character, business or financial expertise, current or recent experience as an officer or leader of another business, experience as a director of another public company, regulatory compliance knowledge, industry trend knowledge, product/service expertise, practical wisdom, mature judgment, time availability (including the number of other boards he or she sits on in the context of the needs of the board and the company and including time to develop and/or maintain sufficient knowledge of the company and its industry), geography, age, gender and ethnic diversity on the board, and other criteria as the Committee determines to be appropriate or relevant at the time.

vi. Act as a forum to hear special concerns regarding the director nomination process.

vii. Institute and oversee special investigations as needed.

b.                         Nominating Committee Reports and Documentation.

i. Prepare the report required by the rules of the Commission to be included in the company's annual proxy statement, including without limitation Rule 14a-101, Item 7(d).

ii. Regularly report to the board about Committee activities, issues, and related recommendations.

iii. Annually review and assess the adequacy of this Nominating Committee Charter, requesting board approval for proposed changes, and ensure appropriate disclosure as may be required by law or regulation.

iv. Review any other reports the company issues that relate to Committee responsibilities.

c.                         Other Responsibilities.

i.                         Annually review the Committee's own performance.

ii. Perform other activities related to this Nominating Committee Charter as requested by the board.

         In discharging its responsibilities, the Committee, and each member of the Committee in his or her capacities as such, shall be entitled to rely, in good faith, on information, opinions, reports or statements, or other information prepared or presented to them by (i) officers and other employees of the company, whom such member believes to be reliable and competent in the matters presented and (ii) counsel, public accountants, or other persons as to matters which the member believes to be within the professional competence of such person.



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1 In accordance with Rule 14a-101, Item 7(d)(3)(iv)(B), we are selecting the definition of independence that is found in the American Stock Exchange Rule 121A. From the date of this charter until December 1, 2004, the three-year look back period referenced in Sections (3)(ii)(1)-(6) above shall be only a one-year look back period, as permitted by the American Stock Exchange Rule 121A.

2 In accordance with Rule 14a-101, Item 7(d)(2)(ii)(D), we are selecting the definition of independence that is found in the American Stock Exchange Rule 121A. From the date of this charter until December 1, 2004, the three-year look back period referenced in Sections (3)(ii)(1)-(6) above shall be only a one-year look back period, as permitted by the American Stock Exchange Rule 121A.